                                                                 EXHIBIT 1.1


                                1,500,000 SHARES

                            STEINER LEISURE LIMITED

                                 COMMON SHARES
                        PAR VALUE (U.S.) $.01 PER SHARE

                             UNDERWRITING AGREEMENT

                                                                 March __, 1999

ING BARING FURMAN SELZ LLC
RAYMOND JAMES & ASSOCIATES, INC.,
WILLIAM BLAIR & COMPANY, L.L.C.
c/o ING Baring Furman Selz LLC
55 East 52nd Street
New York, New York 10055

Dear Sirs:


         1. INTRODUCTION. Clive E. Warshaw (the "Selling Shareholder") proposes to issue and sell to the several Underwriters named in Schedule I hereto (the "Underwriters"), for which ING Baring Furman Selz LLC, Raymond James & Associates, Inc. and William Blair & Company, L.L.C. are acting as representatives (the "Representatives"), an aggregate of 1,500,000 Common Shares, par value (U.S.) $.01 per share (the "Common Shares") of Steiner
Leisure Limited, a Bahamas international business company (the "Company"). The 1,500,000 Common Shares to be sold by the Selling Shareholder are referred to herein as the "Firm Shares." The Selling Shareholder also proposes to sell to the several Underwriters an aggregate of not more than 225,000 additional Common Shares (the "Additional Shares") if requested by the Underwriters in accordance with Section 9 hereof. The Firm Shares and the Additional Shares are collectively referred to herein as the "Shares." The words "you" and "your" refer to the Representatives of the Underwriters. If you are the only Underwriters, all references herein to the Representatives shall be deemed to be to the Underwriters.


         The Company and the Selling Shareholder hereby agree with the several Underwriters as follows:

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                        (xxv) Except as set forth in the Prospectus (or, if the
         Prospectus is not in existence, the most recent Preliminary Prospectus), there are no outstanding loans, advances or guarantees of indebtedness by the Company or any of its subsidiaries to or for the benefit of any of their officers, directors, partners or controlling persons, or any of the members of the families of any of them.

                        (xxvi) The acquisition of the Company's interests in each of its subsidiaries has been consummated in accordance with the terms of the applicable purchase documents, and the Company is not and, to the Company's knowledge, no other party to such documents is, in default thereunder and no event has occurred which, with notice or lapse of time or both, would constitute a default by the Company or any other parties thereto under such purchase documents, except for defaults which, singly or in the aggregate, would not have a Material Adverse Effect.

                        (xxvii) After considering the nature of the historical, current and projected income and assets of the Company and its subsidiaries and the continuing ownership of Common Shares by Clive E. Warshaw following the Closing Date, the Company reasonably believes that it has not been, is not and, immediately after the Closing Date, will not become a "controlled foreign corporation" for purposes of Sections 951 through 964 of the United States Internal Revenue Code of 1986, as amended (the "Code"), a "foreign personal holding company" for purposes of Sections 551 through 559 of the Code (a "FPHC") or a "passive foreign investment company" for purposes of Sections 1291 through 1298 of the Code (a "PFIC"). In addition, the Company will endeavor to conduct its affairs and cause its subsidiaries to conduct their affairs so that the Company will not become a PFIC. The Company is aware of the effect on its shareholders that would result from its being deemed an FPHC and, in the conduct of its affairs, it will consider such effect in determining whether its actions are in the best interests of its shareholders.

                        (xxviii) Neither the Company nor any of its officers, directors or affiliates (within the meaning of the Rules and Regulations) has since the initial filing of the Registration Statement (A) sold, bid for, purchased, attempted to induce any person to purchase, or paid anyone any compensation for soliciting purchases of, Common Shares, or (B) paid or agreed to pay to any person any compensation for soliciting another to purchase any securities of the Company (except for the sale of the Shares to be sold by the Selling Shareholder pursuant to this Agreement and except as otherwise permitted by law).

                        (xxix) The Company has made all filings required to be made by it under the Exchange Act.

                        (xxx) The three-for-two splits of the Common Shares effected on October 24, 1997 and April 28, 1998, respectively (the "Share Splits"), were made in compliance with the Company's Memorandum of Association and Articles of Association and




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         claims and, to the best knowledge of such counsel, except for the shares of each of the subsidiaries of the Company owned by the Company or any such subsidiaries, neither the Company nor any such subsidiary owns any shares or any other equity securities of any company or corporation or has any equity interest in any firm, partnership, association or other entity, except as described in or contemplated by the Prospectus;

                        (iii) The U.K. Subsidiaries have the corporate power and authority to own, lease and operate each of their respective properties and to conduct their respective businesses as described in the Prospectus, and the conduct of such businesses do not violate the provisions of their respective Memoranda and Articles of Association or any applicable law, regulation, order or decree of England and Wales;

                        (iv) No U.K. Subsidiary is currently prohibited, directly or indirectly, from paying any dividends to the Company (subject to the provisions of the corporate laws of England and Wales governing dividends), from making any other distribution on such subsidiary's share capital, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary's property (subject to the respective landlord's consent with respect to real property) or assets to the Company or any other subsidiary of the Company, except as described in or contemplated by the Prospectus; and

                        (v) To the best of such counsel's knowledge, there are no legal or governmental proceedings pending or threatened to which any of the U.K. Subsidiaries is a party or to which any of the U.K. Subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not so described.

                  References to the Registration Statement and the Prospectus in this paragraph (f) shall include any amendment or supplement thereto at the date of such opinion.

                  (g) On or prior to the Closing Date, counsel to the Underwriters shall have been furnished such documents, certificates and opinions as they may reasonably require in order to evidence the accuracy, completeness or satisfaction of any of the representations or warranties of the Company or the Selling Shareholder, or conditions herein contained.

                  (h) At the time that this Agreement is executed by the Company, the Underwriters shall have received from Arthur Andersen LLP a letter, as of the date this Agreement is executed by the Company, in form and substance satisfactory to you (the "Original Letter"), and on the Closing Date the Underwriters shall have received from such firm a letter dated the Closing Date stating that, as of a specified date not earlier than five (5) days prior to the Closing Date, nothing has come to the attention of such firm to suggest that the statements made in the Original Letter are not true and correct.


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any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or the Prospectus or any Preliminary Prospectus, or any amendment or supplement thereto, or any blue sky application or other document executed by the Company specifically for the purpose of qualifying, or based upon written information furnished by the Company or the Selling Shareholder filed in any state or other jurisdiction in order to qualify, any or all of the Shares under the securities or blue sky laws thereof (any such application, document or information being hereinafter called a "Blue Sky Application"), or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements made therein not misleading in light of the circumstances under which they were made and will reimburse, on a monthly basis, such Underwriter or such controlling persons for any legal or other expenses incurred by such Underwriter or such controlling persons in connection with investigating, defending or appearing as a third party witness in connection with any such loss, claim, damage, liability or action; provided, HOWEVER, that the Company and the Selling Shareholder will not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon any such untrue statement or alleged untrue statement or such omission or alleged omission made in any of such documents in reliance upon and in conformity with information furnished in writing to the Company on behalf of such Underwriter through the Representatives expressly for use therein, and PROVIDED, FURTHER, that such indemnity with respect to any Preliminary Prospectus shall not inure to the benefit of any Underwriter (or to the benefit of any person controlling such Underwriter) from whom the person asserting any such loss, claim, damage, liability or action purchased Shares which are the subject thereof to the extent that any such loss, claim, damage, liability or action (i) results from the fact that such Underwriter failed to send or give a copy of the Prospectus (as amended or supplemented) to such person at or prior to the confirmation of the sale of such Shares to such person in any case where such delivery is required by the Act and (ii) arises out of or is based upon an untrue statement or omission of a material fact contained in such Preliminary Prospectus that was corrected in the Prospectus (as amended and supplemented), unless such failure resulted from non-compliance by the Company with Section 5(a)(viii) hereof. Notwithstanding the foregoing, the Selling Shareholder shall have no liability under this Section 8(a) for losses, claims, damages or liabilities in an amount in excess of the total net proceeds (before deducting expenses) received by the Selling Shareholder for all Shares sold by it. The indemnity agreement in this paragraph (a) shall be in addition to any liability which the Company and the Selling Shareholder may otherwise have.

         (b) Each of the Underwriters agrees severally, but not jointly, to indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the Registration Statement, the Selling Shareholder and each person, if any, who controls the Company or the Selling Shareholder within the meaning of Section 15 of the Act or Section 20 of the Exchange Act against any and all losses, claims, damages or liabilities (and actions in respect thereof) to which the Company, the Selling Shareholder or such director, officer or controlling person may become subject, under the Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or the Prospectus or any Preliminary Prospectus, or any amendment or supplement thereto, or in any Blue Sky Application, or arise out of or are based upon the omission or the alleged omission to state

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         2.       REPRESENTATIONS AND WARRANTIES.

                  (a) The Company represents, warrants and agrees with each of the Underwriters that:

                        (i) A registration statement on Form S-3 (File No. 333-73363) under the Securities Act of 1933, as amended (the "Act"), with respect to the Shares, including a form of prospectus subject to completion, has been prepared by the Company in conformity with the requirements of the Act and the rules and regulations of the Securities and Exchange Commission (the "Commission") thereunder (the "Rules and Regulations"). The Company meets the requirements for use of Form S-3 under the Act and the Rules and Regulations. Such registration statement has been filed with the Commission under the Act, and one or more amendments to such registration statement may also have been so filed. After the execution of this Agreement, the Company shall file with the Commission either (A) if such registration statement, as it may have been amended, has been declared by the Commission to be effective under the Act, either (1) if the Company relies on Rule 434 under the Act, a Term Sheet (as hereinafter defined) relating to the Shares, that shall identify the Preliminary Prospectus (as hereinafter defined) that it supplements and containing such information as is required by Rules 434 and 430A under the Act or permitted by Rule 424(b) under the Act or (2) if the Company does not rely on Rule 434 under the Act, a prospectus in the form most recently included in an amendment to such registration statement filed with the Commission (or, if no such amendment shall have been filed, in such registration statement), with such insertions and changes as are required by Rule 430A under the Act or permitted by Rule 424(b) under the Act, and in the case of either clause (A)(1) or (A)(2) of this sentence as shall have been provided to and approved by the Representatives prior to the filing thereof, or (B) if such registration statement, as it may have been amended, has not been declared by the Commission to be effective under the Act, an amendment to such registration statement, including a form of prospectus, a copy of which amendment has been furnished to and approved by the Representatives prior to the filing thereof. As used in this Agreement, the term "Registration Statement" means such registration statement, as amended at the time when it was or is declared effective, including all financial schedules and exhibits thereto and all documents incorporated therein by reference; the Registration Statement shall be deemed to include any information omitted therefrom pursuant to Rule 430A under the Act and included in the Prospectus (as hereinafter defined); the term "Preliminary Prospectus" means each prospectus subject to completion contained in such registration statement or any amendment thereto (including the prospectus subject to completion, if any, included in the Registration Statement or any amendment thereto or filed pursuant to Rule 424(a) under the Act at the time it was or is declared effective); the term "Prospectus" means: (A) if the Company relies on Rule 434 under the Act, the Term Sheet relating to the Shares that is first filed pursuant to Rule 424(b)(7) under the Act, together with the Preliminary Prospectus identified therein that such Term Sheet supplements; (B) if the Company does not rely on Rule 434 under the Act, the prospectus first filed with the Commission pursuant to Rule 424(b) under the Act; or
         (C) if the Company does not rely on Rule 434 under the Act and if

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

         no prospectus is required to be filed pursuant to Rule 424(b) under the Act, the prospectus included in the Registration Statement; and the term "Term Sheet" means any term sheet that satisfies the requirements of Rule 434 under the Act. Any reference to the "date" of a Prospectus that contains a Term Sheet shall mean the date of such Term Sheet. To the extent the Company relies on Rule 462(b) under the Act ("Rule 462(b)") to increase the maximum aggregate offering price, the Company shall have made in a timely manner any filing required under Rule 462(b) and such filing shall be in compliance with such Rule. References herein to any document or other information incorporated by reference in the Registration Statement shall include documents or other information incorporated by reference in the Prospectus (or, if the Prospectus is not in existence, in the most recent Preliminary Prospectus). Reference made herein to any Preliminary Prospectus or the Prospectus shall be deemed to include all documents and information incorporated by reference therein and shall be deemed to refer to and include any documents and information filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, and so incorporated by reference, under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

                        (ii) The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus and has not instituted or threatened to institute any proceedings with respect to such an order. When any Preliminary Prospectus was filed with the Commission it (A) contained all statements required to be stated therein in accordance with, and complied in all material respects with the requirements of, the Act and the Rules and Regulations and (B) did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. When the Registration Statement or any amendment thereto was or is declared effective, it (A) contained or will contain all statements required to be stated therein in accordance with, and complied or will comply in all material respects with the requirements of, the Act and the Rules and Regulations and (B) did not or will not, as the case may be, include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading. When the Prospectus and when any amendment or supplement thereto is filed with the Commission pursuant to Rule 424(b) (or, if the Prospectus or such amendment or supplement is not required to be so filed, when the Registration Statement and when any amendment thereto containing such amendment or supplement to the Prospectus was or is declared effective) and at all times subsequent thereto up to and including the Closing Date (as defined in Section 3 hereof) and the Option Closing Date (as defined in Section 9 hereof), the Prospectus, as amended or supplemented at any such time, including any amendment or supplement effected by a Term Sheet, (A) contained or will contain, as the case may be, all statements required to be stated therein in accordance with, and complied or will comply in all material respects with the requirements of, the Act and the Rules and Regulations and (B) did not or will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The foregoing provisions of this paragraph (ii) shall not apply to statements or omissions made in any Preliminary Prospectus,


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


         the Registration Statement or any amendment thereto or the Prospectus or any amendment or supplement thereto in reliance upon, and in conformity with, information furnished in writing to the Company by or on behalf of the Underwriters through the Representatives expressly for use therein. The documents which are incorporated by reference in any Preliminary Prospectus or the Prospectus or from which information is so incorporated by reference, when they became effective or were filed with the Commission, as the case may be, complied in all material respects with the requirements of the Act and the Rules and Regulations or the Exchange Act and the rules and regulations thereunder, as applicable, and did not, when such documents were so filed, contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and any documents so filed and incorporated by reference subsequent to the effective date of the Registration Statement shall, when they are filed with the Commission, conform in all material respects with the requirements of the Act and the Rules and Regulations and the Exchange Act and the rules and regulations thereunder, as applicable.

                        (iii) Each of the Company and its subsidiaries (A) is a duly incorporated or formed, as the case may be, and validly existing corporation or limited liability company, as the case may be, in good standing under the laws of its jurisdiction of incorporation or formation, with full power and authority (corporate and other) to own or lease its properties and to conduct its business as described in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus); and (B) is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction (x) in which the conduct of its business requires such qualification (except for those jurisdictions in which the failure to be so qualified has not had and will not have a Material Adverse Effect (as hereinafter defined)) and (y) in which it owns or leases property. "Material Adverse Effect" means, when used in connection with the Company or its subsidiaries, any development, change or effect that is materially adverse to the business, properties, assets, net worth, condition (financial or other), results of operations or prospects of the Company and its subsidiaries taken as a whole.


                        (iv) The Company has the duly authorized and validly outstanding capitalization set forth in the consolidated balance sheets of the Company included in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus). The securities of the Company conform to the descriptions thereof contained in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus). The outstanding Common Shares have been duly authorized and validly issued by the Company and are fully paid and nonassessable, have been issued in compliance with all Bahamian and U.S. federal and state securities laws and were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities.



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



         Except as created hereby or referred to in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), there are no outstanding options, warrants, rights or other arrangements requiring the Company or any subsidiary at any time to issue any capital stock. No holders of outstanding shares of capital stock of the Company are entitled as such to any preemptive or other rights to subscribe for any of the Shares and neither the filing of the Registration Statement nor the offering or sale of the Shares as contemplated by this Agreement gives rise to any rights, other than those which have been waived or satisfied, for or relating to the registration of any securities of the Company. All the outstanding shares of capital stock of each subsidiary of the Company that is a corporation have been duly authorized and validly issued, are fully paid and, with respect to the subsidiaries organized under the laws of a United States jurisdiction, are nonassessable and, with respect to the subsidiaries organized under the laws of The Bahamas and the United Kingdom, are not subject to call for additional payments of any kind; the subsidiary of the Company that is a limited liability company has been duly formed under the laws of the State of Florida, and its members are the Company, Steiner Transocean Limited and Steiner Beauty Products, Inc.; all the outstanding shares of capital stock or membership interests of each subsidiary of the Company are owned directly, or indirectly through one or more subsidiaries of the Company, by the Company (except (i) EBSC International Limited, 85% of which is owned by the Company and 15% of which is owned by Eagleview Investments Ltd., a British Virgin Islands company and (ii) Steiner Spa Resorts Limited, 4,999 common shares of which are held by the Company and one common share of which is held by an attorney of Harry B. Sands & Company) free and clear of any lien, encumbrance, security interest, claim or other restriction whatsoever; the subsidiary of the Company that is incorporated under the laws of the Netherlands, upon issuance of its capital shares as currently proposed, will be wholly owned by EBSC International Limited and has not engaged in any business activity from the date of its incorporation to the date hereof. The Company has received approval to have the Shares quoted on the Nasdaq Stock Market and the Company knows of no reason or set of facts which is likely to adversely affect such approval.


                (v) The consolidated financial statements of the Company and its subsidiaries and the related notes and schedules thereto included in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) fairly present the consolidated financial condition, results of operations, stockholders' equity and cash flows of the Company and its subsidiaries at the dates and for the periods specified therein. Such financial statements and the related notes and schedules thereto have been prepared in accordance with United States generally accepted accounting principles consistently applied throughout the periods involved (except as otherwise noted therein) and such financial statements as are audited have been examined by Arthur Andersen LLP, who are independent public accountants within the meaning of the Act and the Rules and Regulations, as indicated in their reports filed therewith. The selected financial information and statistical data set forth under the captions "Prospectus Summary--Summary Consolidated Financial and Operating Data," "Selected Consolidated Financial Data," "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Business" in the Prospectus (or, if the Prospectus is not in existence, the most recent


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


         Preliminary Prospectus) have been prepared on a basis consistent with the consolidated financial statements or the books and records of the Company and its subsidiaries.

                        (vi) The Company and each of its subsidiaries have filed all necessary Bahamian, United Kingdom and United States federal, state and local income, franchise and other material tax returns and have paid all taxes shown as due thereunder, and the Company has no knowledge of any tax deficiency which might be assessed against the Company or any subsidiary which, if so assessed, may have a Material Adverse Effect.

                        (vii) The Company and each of its subsidiaries maintain insurance of the types and in amounts which they reasonably believe to be adequate for their business in such amounts and with such deductibles as is customary for companies in the same or similar business, all of which insurance is in full force and effect.

                        (viii) Except as disclosed in the Registration Statement or the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), there is no pending action, suit, proceeding or investigation or threatened action, suit, proceeding or investigation before or by any court, regulatory body or administrative agency or any other governmental agency or body, domestic or foreign, which (A) questions the validity of the capital stock of the Company or this Agreement or of any action taken or to be taken by the Company pursuant to or in connection with this Agreement, (B) is required to be disclosed in the Registration Statement which is not so disclosed (and such proceedings, if any, as are summarized in the Registration Statement are accurately summarized in all material respects), or (C) may have a Material Adverse Effect.

                        (ix) The Company has full legal right, power and authority to enter into this Agreement and to consummate the transactions provided for herein. This Agreement has been duly authorized, executed and delivered by the Company and, assuming it is a binding agreement of yours, constitutes a legal, valid and binding agreement of the Company enforceable against the Company in accordance with its terms (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws of general application relating to or affecting the enforcement of creditors' rights and the application of equitable principles relating to the availability of remedies and except as rights to indemnity or contribution may be limited by federal or state securities laws and the public policy underlying such laws), and none of the Company's execution or delivery of this Agreement, its performance hereunder, its consummation of the transactions contemplated herein or the conduct of its business as described in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), conflicts or will conflict with or results or will result in any breach or violation of any of the terms or provisions of, or constitutes or will constitute a default under, causes or will cause (or permits or will permit) the maturation or acceleration of any liability or obligation or the termination of any right under, or result in the creation or imposition of any lien, charge, or encumbrance upon, any property or assets of the Company or any of its subsidiaries pursuant to the terms


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


         of (A) the respective Memorandum of Association, Articles of Association, Articles of Organization, certificate of incorporation, by-laws or other governing instruments of the Company or any of its subsidiaries, (B) any indenture, mortgage, deed of trust, voting trust agreement, shareholders' agreement, note agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which any of them are or may be bound or to which any of their respective property is or may be subject or (C) any statute, judgment, decree, order, rule or regulation applicable to the Company or any of its subsidiaries of any government, arbitrator, court, regulatory body or administrative agency or other governmental agency or body, domestic or foreign, having jurisdiction over the Company, any of its subsidiaries or any of their respective activities or properties.

                        (x) All executed agreements or copies of executed agreements filed as exhibits to the Registration Statement to which the Company or any of its subsidiaries is a party or by which any of them are or may be bound or to which any of their assets, properties or businesses is or may be subject have been duly and validly authorized, executed and delivered by the Company or such subsidiary, as the case may be, and constitute the legal, valid and binding agreements of the Company or such subsidiary, as the case may be, enforceable against each of them in accordance with their respective terms (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to enforcement of creditors' rights generally, and general equitable principles relating to the availability of remedies, and except as rights to indemnity or contribution may be limited by federal or state securities laws and the public policy underlying such laws). The descriptions in the Registration Statement of contracts and other documents are accurate in all material respects and fairly present the information required to be shown with respect thereto by the Act and the Rules and Regulations, and there are no contracts or other documents which are required by the Act or the Rules and Regulations to be described in the Registration Statement or filed as exhibits to the Registration Statement or incorporated therein by reference which are not described or filed or incorporated by reference as required, and the exhibits which have been filed or incorporated by reference are complete and correct copies of the documents of which they purport to be copies.

                        (xi) Subsequent to the most recent respective dates as of which information is given in the Registration Statement or Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), and except as expressly contemplated therein, neither the Company nor any of its subsidiaries has incurred, other than in the ordinary course of its business, any material liabilities or obligations, direct or contingent, purchased any of its outstanding capital stock, paid or declared any dividends or made any other distributions on its capital stock or entered into any material transactions not in the ordinary course of business, and there has been no material change in capital stock or debt or any change in the business, properties, assets, net worth, condition (financial or other), or results of operations or prospects of the Company and its subsidiaries taken as a whole which would have a Material Adverse Effect. Neither the Company nor any of its subsidiaries (or the manner in which any of them conducts its business) is in breach or violation of, or in default under, any term or provision of (A) its respective Memorandum of Association, Articles of Association, Articles of Organization, certificate of incorporation, bylaws or other governing instruments, (B) any indenture, mortgage, deed of trust, voting trust agreement, shareholders' agreement, note agreement or other agreement or instrument to which it is a party or by which it is or may be bound or to which any of its property is or may be subject, or any indebtedness, the effect of which breach or default singly or in the aggregate may have a Material Adverse Effect, or (C) any statute, judgment, decree, order, rule or regulation applicable to the Company or any of its subsidiaries of any arbitrator, court, regulatory body, administrative agency or any other governmental agency or body, domestic or foreign, having jurisdiction over the Company or any of its subsidiaries or any of their respective activities or properties and the effect of which breach or default singly or in the aggregate may have a Material Adverse Effect.

                        (xii) No labor disturbance by the employees of the Company or any of its subsidiaries exists or, to the Company's knowledge, is imminent which may have a Material Adverse Effect.

                        (xiii) Since its inception, the Company has not incurred any material liability arising under or as a result of the application of the provisions of the Act.

                        (xiv) Each of the Company and its subsidiaries owns, or is licensed or otherwise has sufficient right to use, the proprietary knowledge, inventions, patents, trademarks, service marks, trade names, logo marks and copyrights used in or necessary for the conduct of its business (collectively, "Rights") as described in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus). No claims have been asserted against the Company or any of its subsidiaries by any person with respect to the use of any such Rights or challenging or questioning the validity or effectiveness of any such Rights. The use, in connection with the business and operations of the Company and its subsidiaries, of the Rights does not, to the Company's best knowledge, infringe on the rights of any person.

                        (xv) No consent, approval, authorization or order of or filing with any court, regulatory body, administrative agency or any other governmental agency or body, domestic or foreign, is required for the performance of this Agreement or the consummation of the transactions contemplated hereby, except such as have been or may be obtained under the Act or may be required under state securities or Blue Sky laws in connection with the Underwriters' purchase and distribution of the Shares.

                        (xvi) There are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities under the Registration Statement (other than this Agreement and those that have been disclosed in the

         Prospectus or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), that have not been waived with respect to the Registration Statement.

                        (xvii) Neither the Company nor any of its officers, directors or affiliates (within the meaning of the Rules and Regulations) has taken, directly or indirectly, any action designed to stabilize or manipulate the price of any security of the Company, or which has constituted or which might in the future reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company, to facilitate the sale or resale of the Shares or otherwise.

                        (xviii) Each of the Company and its subsidiaries has good and marketable title to, or valid and enforceable leasehold interests in, all properties and assets owned or leased by it, free and clear of all liens, encumbrances, security interests, claims, restrictions, equities, claims and defects, except (A) such as are described in the Registration Statement and Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), or such as do not materially adversely affect the value of any of such properties or assets taken as a whole and do not materially interfere with the use made and proposed to be made of any of such properties or assets, and (B) liens for taxes not yet due and payable as to which appropriate reserves have been established and reflected in the financial statements included in the Registration Statement or incorporated therein by reference. The Company owns or leases all such properties as are necessary to its operations as now conducted as set forth in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus); and the properties and business of the Company and its subsidiaries conform in all material respects to the descriptions thereof contained in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus). All the leases and subleases of the Company and its subsidiaries, and under which the Company or any subsidiary holds properties or assets as lessee or sublessee, constitute valid leasehold interests of the Company or such subsidiary free and clear of any lien, encumbrance, security interest, restriction, equity, claim or defect, are in full force and effect, and neither the Company nor any subsidiary is in default in respect of any of the material terms or provisions of any such leases or subleases, and neither the Company nor any subsidiary has notice of any claim which has been asserted by anyone adverse to the Company's or any of its subsidiary's rights as lessee or sublessee under any lease or sublease, or affecting or questioning the Company's or any subsidiary's right to the continued possession of the leased or subleased premises under any such lease or sublease, which may have a Material Adverse Effect.

                        (xix) Neither the Company nor any subsidiary has violated any applicable foreign exchange control, environmental, safety, health or similar law applicable to the business of the Company, nor any Bahamian, United Kingdom or United States federal or state law relating to discrimination in the hiring, promotion, or pay of employees, nor any applicable Bahamian, United Kingdom or United States federal or state wages and hours law, nor any provisions of the Employee Retirement Income Security Act of 1974, as amended, or the rules and regulations promulgated thereunder or any similar statute or rules in the Bahamas or the United Kingdom, the consequences of which violation may have a Material Adverse Effect.

                        (xx) Each of the Company and its subsidiaries holds all franchises, licenses, permits, approvals, certificates and other authorizations from Bahamian, United Kingdom and United States federal and state and other governmental or regulatory authorities necessary to the ownership, leasing and operation of its properties or required for the present conduct of its business, and such franchises, licenses, permits, approvals, certificates and other governmental authorizations are in full force and effect and the Company and its subsidiaries are in compliance therewith in all material respects except where the failure so to obtain, maintain or comply with would not have a Material Adverse Effect.

                        (xxi) No subsidiary of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such subsidiary's capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary's property (subject to the respective lessor's consent, if applicable) or assets to the Company or any other subsidiary of the Company, except as described in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) and except for Steiner Spa Resorts Limited, whose distributions are subject to approval by the Central Bank of The Bahamas.

                        (xxii) The Company has conducted its operations in a manner that does not subject it to registration as an investment company under the Investment Company Act of 1940, as amended, and will not conduct its operations in a manner that will cause the Company to become an investment company subject to registration under such Act.

                        (xxiii) The Company and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (1) transactions are executed in accordance with management's general or specific authorizations; (2) transactions are recorded as necessary to permit preparation of financial statements in conformity with United States generally accepted accounting principles and to maintain asset accountability;
         (3) access to assets is permitted only in accordance with management's general or specific authorization; and (4) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                        (xxiv) Under the laws of the Commonwealth of The Bahamas, the submission by the Company to the jurisdiction of any U.S. federal or state court sitting in the State of New York and the designation of the law of the State of New York to apply to this Agreement will be binding upon the Company and, if properly brought to the attention of the appropriate court or administrative body in accordance with the laws of the Commonwealth of The Bahamas, would be enforceable in any judicial or administrative proceeding in the Commonwealth of The Bahamas.

         in compliance with (A) all Bahamian and United States federal, state or local corporate, securities or other laws and (B) the requirements of the Nasdaq Stock Market.

                  (b) The Selling Shareholder represents and warrants to, and agrees with, the several Underwriters that:

                        (i) The Selling Shareholder has full legal right, power and authority to enter into this Agreement. This Agreement has been duly executed and delivered by the Selling Shareholder, and (assuming this Agreement is a binding agreement of yours) constitutes the valid and binding agreement of the Selling Shareholder, enforceable against the Selling Shareholder in accordance with its terms (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws of general application relating to or affecting the enforcement of creditor's rights and the application of equitable principles relating to the availability of remedies, and except as rights to indemnity or contribution may be limited by federal or state securities law and the public policy underlying such laws).

                        (ii) None of the execution, delivery or performance of this Agreement and the consummation of the transactions herein contemplated will conflict with or result in a breach of, or default under, any indenture, mortgage, deed of trust, voting trust agreement, shareholders' agreement, note agreement, or other agreement or instrument to which the Selling Shareholder is a party or by which the Selling Shareholder is or may be bound or to which any of his property is or may be subject, or any statute, judgment, decree, order, rule or regulation applicable to the Selling Shareholder of any government, arbitrator, court, regulatory body or administrative agency or other governmental agency or body, domestic or foreign, having jurisdiction over the Selling Shareholder or any of his activities or properties.


                        (iii) At the date hereof the Selling Shareholder has, and at the time of delivery of the Shares to be sold by the Selling Shareholder to the several Underwriters, the Selling Shareholder will have, full right, power and authority to sell, assign, transfer and deliver the Shares to be sold by the

         Selling Shareholder hereunder. At the date hereof the Selling Shareholder is, and at the time of delivery of the Shares to be sold by the Selling Shareholder, the Selling Shareholder will be, the lawful owner of and has and will have, good and marketable title to such Shares free and clear of any liens, encumbrances, security interests, claims, community property rights, restrictions on transfer or other defects in title. Assuming the several Underwriters acquire the Shares in good faith and without notice of any adverse claim (within the meaning of the Uniform Commercial Code), upon delivery of and payment for the Shares to be sold by the Selling Shareholder hereunder, good and marketable title to such Shares will pass to the Underwriters, free and clear of any liens, encumbrances, security interests, claims, community property rights, restrictions on transfer or other defects in title. Except as described in the Registration Statement and the Prospectus (or, if there is no Prospectus, the most recent Preliminary Prospectus) or created hereby, there are no outstanding options, warrants, rights or other agreements or arrangements requiring the Selling Shareholder at any time to transfer any Common Shares to be sold hereunder by the Selling Shareholder.


                        (iv) At the time when the Registration Statement becomes or became effective, and at all times subsequent thereto up to and including the Closing Date and the Option Closing Date, the Registration Statement and any amendments thereto will not contain any untrue statement of a material fact regarding the Selling Shareholder or omit to state a material fact regarding the Selling Shareholder required to be stated therein or necessary in order to make the statements therein regarding the Selling Shareholder not misleading, and the Prospectus (and any supplements thereto) (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) will not contain any untrue statement of a material fact regarding the Selling Shareholder or omit to state a material fact regarding the Selling Shareholder required to be stated therein or necessary in order to make the statements therein regarding the Selling Shareholder, in light of the circumstances under which they were made, not misleading, and the Selling Shareholder is unaware of any material misstatement in or omission from the Registration Statement or the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) or of any material adverse information regarding the business or operations of the Company or its subsidiaries which is not set forth in the Registration Statement and the Prospectus (or, if the Prospectus is not then in existence, in the most recent Preliminary Prospectus).

                        (v) The Selling Shareholder has not taken, directly or indirectly, any action designed to stabilize or manipulate the price of any security of the Company, or which has constituted or which might in the future reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company, to facilitate the sale or resale of the Shares or otherwise.

                        (vi) The Selling Shareholder has no knowledge that any of the Company's representations and warranties contained in this Agreement are inaccurate. The sale by the Selling Shareholder of the Shares pursuant hereto is not prompted by any adverse information concerning the Company that is not set forth in the Registration Statement or the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

                        (vii) There is not pending or threatened against the Selling Shareholder any action, suit or proceeding which (A) questions the validity of this Agreement, or of any action taken or to be taken by the Selling Shareholder pursuant to or in connection with this Agreement or (B) is required to be disclosed in the Registration Statement which is not so disclosed, and such actions, suits or proceedings as are summarized in the Registration Statement, if any, are accurately summarized in all material respects.

                        (viii) Under the laws of the jurisdiction where the Selling Shareholder resides, the submission by the Selling Shareholder to the jurisdiction of any U.S. federal or state court sitting in the State of New York and the designation of the law of the State of New York to apply to this Agreement will be binding upon the Selling Shareholder and, if properly brought to the attention of the court or administrative body in accordance with the laws where the Selling Shareholder resides, would be enforceable in any jurisdiction or administrative proceeding in such jurisdiction.

                        (ix) The Selling Shareholder does not have any registration rights or other similar rights with respect to any securities of the Company; and the Selling Shareholder does not have any right of first refusal or other similar right to purchase any securities of the Company upon the issuance or sale thereof by the Company or upon the sale thereof by any other shareholder of the Company.

                        (x) The Selling Shareholder has not since the initial filing of the Registration Statement (A) sold, bid for, purchased, attempted to induce any person to purchase, or paid anyone any compensation for soliciting purchases of, Common Shares, or (B) paid or agreed to pay to any person any compensation for soliciting another to purchase any securities of the Company (except for the sale of the Shares to be sold by the Selling Shareholder pursuant to this Agreement and except as otherwise permitted by law).

                        (xi) The Selling Shareholder will review the Prospectus and will comply with all agreements and satisfy all conditions on his part to be complied with or satisfied pursuant to this Agreement at or prior to the Closing Date, and will advise the Company and the Underwriters prior to the Closing Date if any statement to be made on behalf of the Selling Shareholder in the certificate contemplated by
         Section 7(m) hereof would be inaccurate if made as of the Closing
         Date.

         3. PURCHASE, SALE AND DELIVERY OF THE SHARES. On the basis of the representations, warranties, covenants and agreements herein contained, but subject to the terms and conditions herein set forth, the Selling Shareholder agrees to sell to each Underwriter, and each Underwriter, severally and not jointly, agrees to purchase from the Selling Shareholder at a purchase price per Share of $____ the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto.

         Delivery of certificates, and payment of the purchase price, for the Firm Shares shall be made at the offices of Fulbright & Jaworski L.L.P. at 666 Fifth Avenue, New York, New York 10103, or such other location as shall be agreed upon by the Company and the Representatives. Such delivery and payment shall be made at 9:30 a.m., New York City time, on March __, 1999 or at such other time and date as shall be agreed upon by the Representatives and the Company. The time and date of such delivery and payment are herein called the "Closing Date." Delivery of the certificates for the Firm Shares shall be made to the Representatives for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representatives of the purchase price for the Firm Shares by wire transfer of federal funds to the Selling Shareholder. The certificates for the Firm Shares to be so delivered will be in definitive, fully registered form, will bear no restrictive legends and will be in such denominations and registered in such names as the Representatives shall request, not less than two full business days prior to the Closing Date. The certificates for the Firm Shares will be made available to the Representatives at such office or such other place as the Representatives may designate for inspection, checking and packaging not later than 9:30 a.m., New York time on the business day prior to the Closing Date.

         4. PUBLIC OFFERING OF THE SHARES. It is understood that the Underwriters propose to make a public offering of the Shares at the price and upon the other terms set forth in the Prospectus.

         5.       COVENANTS OF THE COMPANY AND THE SELLING SHAREHOLDER.

                  (a) The Company covenants and agrees with each of the Underwriters that:

                        (i) The Company will use its best efforts to cause the Registration Statement, if not effective at the time of execution of this Agreement, and any amendments thereto, to become effective as promptly as practicable. If required, the Company will file the Prospectus and any amendment or supplement thereto with the Commission in the manner and within the time period required by Rules 424(b) and 434 under the Act. During any time when a prospectus relating to the Shares is required to be delivered under the Act, the Company (A) will comply with all requirements imposed upon it by the Act and the Rules and Regulations and the Exchange Act and the rules and regulations thereunder to the extent necessary to permit the continuance of sales of or dealings in the Shares in accordance with the provisions hereof and of the Prospectus, as then amended or supplemented, and (B) will not file with the Commission the Prospectus, Term Sheet or the amendment referred to in the third sentence of Section 2(a)(i) hereof, any amendment or supplement to the Prospectus, Term Sheet or any amendment to the Registration Statement of which the Representatives shall not previously have been advised and furnished with a copy a reasonable period of time prior to the proposed filing and as to which filing the Representatives shall not have given their consent. In the event that the Registration Statement is effective at the time of execution of this Agreement but the total number of Shares subject to this Agreement exceeds the number of Shares covered by the Registration Statement, the Company will promptly file with the Commission on the date hereof a registration statement pursuant to Rule 462(b) in accordance with the requirements of such Rule and will make payment of the filing fee therefor in accordance with the requirements of Rule 111(b) under the Act.

                        (ii) As soon as the Company is advised or obtains knowledge thereof, the Company promptly will advise the Representatives (A) when the Registration Statement, as amended, has become effective; if the provisions of Rule 430A promulgated under the Act will be relied upon, when the Prospectus has been filed in accordance with said Rule 430A and when any post-effective amendment to the Registration Statement becomes effective; (B) of any request made by the Commission for amending the Registration Statement, for supplementing any Preliminary Prospectus or the Prospectus or for additional information, or (C) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto or the institution or threat of any investigation or proceeding for that purpose, and will use its best efforts to prevent the issuance of any such order and, if issued, to obtain the lifting thereof as soon as possible.

                        (iii) The Company will (A) use its best efforts to arrange for the qualification of the Shares for offer and sale under the state securities or blue sky laws of such jurisdictions as the Representatives may designate, (B) continue such qualifications in effect for as long as may be necessary to complete the distribution of the Shares, and (C) make such applications, file such documents and furnish such information as may be required for the purposes set forth in clauses (A) and (B); PROVIDED, HOWEVER, that the Company shall not be required to qualify as a foreign corporation or file a general or unlimited consent to service of process in any such jurisdiction.

                        (iv) The Company consents to the use of the Prospectus (and any amendment or supplement thereto) by the Underwriters and all dealers to whom the Shares may be sold, in connection with the offering or sale of the Shares and for such period of time thereafter as the Prospectus is required by law to be delivered in connection therewith. If, at any time when a prospectus relating to the Shares is required to be delivered under the Act, any event occurs as a result of which the Prospectus, as then amended or supplemented, would include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or if it becomes necessary at any time to amend or supplement the Prospectus to comply with the Act or the Rules and Regulations or the Exchange Act or the rules and regulations thereunder, the Company promptly will so notify the Representatives and, subject to Section 5(a)(i) hereof, will prepare and file with the Commission an amendment to the Registration Statement or an amendment or supplement to the Prospectus which will correct such statement or omission or effect such compliance, each such amendment or supplement to be reasonably satisfactory to counsel to the Underwriters.

                        (v) As soon as practicable, but in any event not later than 45 days after the end of the 12-month period beginning on the day after the end of the fiscal quarter of the Company during which the effective date of the Registration Statement occurs (90 days in the event that the end of such fiscal quarter is the end of the Company's fiscal year), the Company will make generally available to its security holders, in the manner specified in Rule 158(b) of the Rules and Regulations, and to the Representatives, an earnings statement which will be in the detail required by, and will otherwise comply with, the provisions of Section 11(a) of the Act and Rule 158(a) of the Rules and Regulations, which statement need not be audited unless required by the Act or the Rules and Regulations, covering a period of at least 12 consecutive months after the effective date of the Registration Statement.

                        (vi) During a period of five years after the date hereof, the Company will furnish to its shareholders, as soon as practicable, annual reports (including financial statements audited by independent public accountants) and unaudited quarterly reports of earnings, and will deliver to the Representatives:

                             (A) as soon as practicable after filing with the
                  Commission, all such reports, forms or other documents as may be required from time to time under the Act, the Rules and Regulations, the Exchange Act and the rules and regulations thereunder;

                             (B) as soon as practicable after they are
                  available, copies of all information (financial or other) mailed to shareholders;

                             (C) as soon as practicable after they are
                  available, copies of all reports and financial statements furnished to or filed with the Commission, the National Association of Securities Dealers, Inc. ("NASD") or any securities exchange;

                             (D) every press release which was released or
                  prepared by the Company; and

                             (E) any additional information of a public nature
                  concerning the Company or its business which the Representatives may reasonably request.

                        During such five-year period, if the Company has active
                  subsidiaries, the foregoing financial statements will be on a consolidated basis to the extent that the accounts of the Company and its subsidiaries are consolidated, and will be accompanied by similar financial statements for any significant subsidiary which is not so consolidated.

                        (vii) The Company will maintain a transfer agent and, if necessary under the jurisdiction of incorporation of the Company, a registrar (which may be the same entity as the transfer agent) for its Common Shares.

                        (viii) The Company will furnish, without charge, to the Representatives or on the Representatives' order, at such place as the Representatives may designate, copies of the Registration Statement and any pre-effective or post-effective amendments thereto, and any registration statement filed pursuant to Rule 462(b) (two of which copies will be signed and will include all financial statements and exhibits) and each Preliminary Prospectus and the

         Prospectus, and all amendments and supplements thereto, including any Term Sheet, in each case as soon as available and in such quantities as the Representatives may reasonably request.

                        (ix) The Company will not, directly or indirectly, without the prior written consent of ING Baring Furman Selz LLC, on behalf of the Underwriters, issue, offer, sell, grant any option to purchase or otherwise dispose (or announce any issuance, offer, sale, grant of any option to purchase or other disposition) of any Common Shares or any securities convertible into, or exchangeable or exercisable for, Common Shares for a period of 90 days after the date hereof, except pursuant to this Agreement, except for issuances pursuant to the Company's 1996 Share Option and Incentive Plan and the Company's Non-Employee Directors' Share Option Plan, the exercise of share options outstanding on or granted subsequent to the date hereof, pursuant to a share option or other employee benefit plan in existence on the date hereof and except as described in the Prospectus.

                        (x) Neither the Company nor any of its officers or directors, nor affiliates of any of them (within the meaning of the Rules and Regulations), will take, directly or indirectly, any action designed to, or which might in the future reasonably be expected to cause or result in, stabilization or manipulation of the price of any securities of the Company.

                        (x) The Company will timely file all such reports, forms or other documents as may be required from time to time, under the Act, the Rules and Regulations, the Exchange Act, and the rules and regulations thereunder, and all such reports, forms and documents filed will comply as to form and substance with the applicable requirements under the Act, the Rules and Regulations, the Exchange Act and the rules and regulations thereunder.

                  (b) The Selling Shareholder covenants and agrees with each of the Underwriters that:

                        (i) The Selling Shareholder will not, directly or indirectly, without the prior written consent of ING Baring Furman Selz LLC, on behalf of the underwriters, offer, sell, grant any option to purchase or otherwise dispose (or announce any offer, sale, grant of any option to purchase or other disposition) of any Common Shares or any securities convertible into, or exchangeable or exercisable for, Common Shares for a period of 180 days after the date hereof, except pursuant to this Agreement, and will not take, directly or indirectly, any action designed to, or which might in the foreseeable future reasonably be expected to cause or result in, stabilization or manipulation of the price of any securities of the Company.

                        (ii) The Selling Shareholder consents to the use of the Prospectus and any amendment or supplement thereto by the Underwriters and all dealers to whom the Shares may be sold, both in connection with the offering or sale of the Shares and for such period of time thereafter as the Prospectus, as amended or supplemented, is required by law to be delivered in connection therewith.


                        (iii) In order to document the Underwriters' compliance with the reporting and withholding provisions of the Code with respect to the transactions herein contemplated, the Selling Shareholder agrees to deliver to the Representatives prior to or on the Firm Closing Date a properly completed and executed United States Treasury Department Form W-8 or W-9 (or other applicable form or statement specified by the Treasury Department regulations in lieu thereof).


         6.       EXPENSES.

                  (a) Regardless of whether the transactions contemplated in this Agreement are consummated, and regardless of whether for any reason this Agreement is terminated, the Company and the Selling Shareholder will pay, and hereby agree to indemnify each Underwriter against, all fees and expenses incident to the performance of the obligations of the Company and the Selling Shareholder under this Agreement, including, but not limited to, (i) fees and expenses of accountants and counsel for the Company and the Selling Shareholder, (ii) all costs and expenses incurred in connection with the preparation, duplication, printing, filing, delivery and shipping of copies of the Registration Statement and any pre-effective or post-effective amendments thereto, any Preliminary Prospectus and the Prospectus and any amendments or supplements thereto (including postage costs related to the delivery by the Underwriters of any Preliminary Prospectus or Prospectus, or any amendment or supplement thereto), this Agreement, the Agreement Among Underwriters, any Selected Dealer Agreement, Underwriters' Questionnaire, Underwriters' Power of Attorney and all other documents in connection with the transactions contemplated herein, including the cost of all copies thereof, (iii) fees and expenses relating to qualification of the Shares under state securities or blue sky laws, including the cost of preparing and mailing the preliminary and final blue sky memoranda and filing fees and disbursements and fees of counsel and other related expenses, if any, in connection therewith, (iv) filing fees of the Commission and the NASD relating to the Shares, (v) any fees and expenses in connection with the quotation of the Shares on the Nasdaq Stock Market, and
(vi) costs and expenses incident to the preparation, issuance and delivery to the Underwriters of any certificates evidencing the Shares, including transfer agent's and registrar's fees and any applicable transfer taxes incurred in connection with the delivery to the Underwriters of the Shares to be sold by the Selling Shareholder pursuant to this Agreement.

                  (b) If the purchase of the Shares as herein contemplated is not consummated for any reason other than the Underwriters' default under this Agreement or other than by reason of Section 11(a), the Company and the Selling Shareholder shall be jointly and severally liable to reimburse the several Underwriters for their out-of-pocket expenses (including reasonable counsel fees and disbursements) in connection with any investigation made by them, and any preparation made by them in respect of marketing of the Shares or in contemplation of the performance by them of their obligations hereunder.

                  (c) This Section 6 shall not affect or modify any separate agreement relating to the allocation of payment of expenses between the Company and the Selling Shareholder.

         7. CONDITIONS OF THE UNDERWRITERS' OBLIGATIONS. The obligation of each Underwriter to purchase and pay for the Shares set forth opposite the name of such Underwriter in Schedule I is subject to the continuing accuracy of the representations and warranties in all material respects of the Company and the Selling Shareholder herein as of the date hereof and as of the Closing Date as if they had been made on and as of the Closing Date; the accuracy on and as of the Closing Date of the statements of officers of the Company and the Selling Shareholder made pursuant to the provisions hereof; the performance by the Company and the Selling Shareholder on and as of the Closing Date of their respective covenants and agreements hereunder; and the following additional conditions:

                  (a) If the Company has elected to rely on Rule 430A under the Act, the Registration Statement shall have been declared effective, and the Prospectus (containing the information omitted pursuant to Rule 430A) shall have been filed with the Commission not later than the Commission's close of business on the second business day following the date hereof or such later time and date to which the Representatives shall have consented; if the Company does not elect to rely on Rule 430A, the Registration Statement shall have been declared effective not later than 11:00 A.M., New York time, on the date hereof or such later time and date to which the Representatives shall have consented; if required, in the case of any changes in or amendments or supplements to the Prospectus in addition to those contemplated above, the Company shall have filed such Prospectus as amended or supplemented with the Commission in the manner and within the time period required by Rules 424(b) and 434 under the Act; no stop order suspending the effectiveness of the Registration Statement or any amendment thereto shall have been issued, and no proceedings for that purpose shall have been instituted or threatened or, to the knowledge of the Company or the Representatives, shall be contemplated by the Commission; and the Company shall have complied with any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise).

                  (b) The Representatives shall not have advised the Company that the Registration Statement, or any amendment thereto, contains an untrue statement of fact which, in the Representatives' opinion, is material, or omits to state a fact which, in the Representatives' opinion, is material and is required to be stated therein or is necessary to make the statements therein not misleading, or that the Prospectus, or any supplement thereto, contains an untrue statement of fact which, in the Representatives' opinion, is material, or omits to state a fact which, in the Representatives' opinion, is material and is required to be stated therein or is necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (c) On or prior to the Closing Date, the Representatives shall have received from counsel to the Underwriters, such opinion or opinions with respect to the issuance and sale of the Firm Shares, the Registration Statement and the Prospectus and such other related matters as the Representatives reasonably may request and such counsel shall have received such documents and other information as they request to enable them to pass upon such matters. In rendering such opinion, such counsel may rely as to all matters of Bahamian law upon the opinion of Harry B. Sands & Company.

                  (d) On the Closing Date the Underwriters shall have received the opinion, dated the Closing Date, of Kelley Drye & Warren LLP, counsel to the Company, addressed to the Underwriters (and stating that it may be relied upon by counsel for the Underwriters), to the effect set forth below:


                           (i) To the best of our knowledge, Steiner Beauty Products, Inc. ("Steiner Beauty") and CT Maritime Services, L.C. ("Maritime Services," and together with Steiner Beauty, the "U.S. Subsidiaries") are the only subsidiaries of the Company organized under the laws of a United States jurisdiction. Steiner Beauty (A) is a duly incorporated and validly existing corporation in good standing under the laws of its jurisdiction of incorporation with full power and authority (corporate and other) to own or lease its properties and to conduct its business as described in the Prospectus, and (B) to the best of our knowledge, is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction (x) in which the conduct of its business requires such qualification (except for those jurisdictions in which the failure so to qualify can be cured without having a Material Adverse Effect) and (y) in which it owns or leases property; and Maritime Services (A) is a duly formed and validly existing limited liability company in good standing under the laws of its jurisdiction of formation with full power and authority (company and other) to own or lease its properties and to conduct its business as described in the Prospectus, and (B) to the best of our knowledge, is duly qualified to do business as a foreign company and is in good standing in each jurisdiction (x) in which the conduct of its business requires such qualification (except for those jurisdictions in which the failure so to qualify can be cured without having a Material Adverse Effect) and (y) in which it owns or leases property;



                           (ii) The issued and outstanding shares of capital stock of Steiner Beauty have been duly authorized and validly issued, are fully paid and nonassessable and are owned of record, and to our knowledge beneficially, by the Company, directly or indirectly through one or more subsidiaries of the Company, free and clear of any perfected security interests or, to the best knowledge of such counsel, any other security interests, liens, encumbrances, equities or claims; and Maritime Services has been duly formed under the laws of the State of Florida and its membership interests are owned beneficially by the Company, directly or indirectly through one or more subsidiaries of the Company, free and clear of any perfected security interests or, to the best knowledge of such counsel, any other security interests, liens, encumbrances, equities or claims;

                        (iii) The Shares have been duly authorized for quotation on the Nasdaq Stock Market;


                        (iv) The Registration Statement is effective under the Act; any required filing of a registration statement pursuant to Rule 462(b) has been made in the manner and within the time period required by Rule 462(b); any required filing of the Prospectus pursuant to Rule 424(b) and Rule 434 has been made in the manner and within the time period required by Rule 424(b) and Rule 434; and, based on a telephone conversation with the Commission on the date hereof, no stop order suspending the effectiveness of the Registration Statement or any amendment thereto has been issued, and no proceedings for that purpose have been instituted or are pending or, to the best knowledge of such counsel, are threatened or contemplated under the Act; the registration statement originally filed with respect to the Shares and each amendment thereto and the Prospectus and, if any, each amendment and supplement thereto (except for the financial statements, schedules and other financial data included therein, as to which such counsel need not express any opinion), complied as to form in all material respects with the requirements of the Act and the Rules and Regulations; the descriptions contained and summarized in the Registration Statement and the Prospectus of contracts and other documents, are accurate and fairly represent in all material respects the information required to be shown by the Act and the Rules and Regulations; to the best knowledge of such counsel, there are no contracts or documents which are required by the Act to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement or to be incorporated by reference therein which are not described or filed or incorporated by reference as required by the Act and the Rules and Regulations with respect thereto; to the best knowledge of such counsel, there is not pending or threatened against the Company any action, suit, proceeding or investigation before or by any court, regulatory body, or administrative agency or any other governmental agency or body, domestic or foreign, of a character required to be disclosed in the Registration Statement or the Prospectus which is not so disclosed therein; and the statements set forth under the heading "Taxation - Certain United States Federal Income Tax Considerations" ("Taxation") in the Prospectus and, to the best knowledge of such counsel, under the heading "Legal Proceedings" in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1998, insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, provide an accurate summary of such legal matters, documents and proceedings and present fairly the information required by the Act and the Rules and Regulations to be shown in such documents (provided that, with respect to "Taxation", such opinion is based solely on the opinion attached to the Registration Statement as Exhibit 8.1);



                        (v) Assuming compliance with the laws of the Commonwealth of the Bahamas, this Agreement has been duly authorized, executed and delivered by the Company; none of the Company's execution or delivery of this Agreement, its performance hereof or its consummation of the transactions contemplated herein, conflicts or will conflict with or results or will result in any breach or violation of any of the terms or provisions of, or constitutes or will constitute a default under, causes or will cause (or permits or will permit) the maturation or acceleration of any liability or obligation or termination of any right under, or result in the creation or imposition of any lien, charge or encumbrance upon, any property or assets of the Company or any of its subsidiaries pursuant to the terms of (A) the respective Articles of Incorporation, Articles of Organization, by-laws or other governing instruments of the U.S. Subsidiaries; (B) to the best of such counsel's knowledge, any indenture, mortgage, deed of trust, voting trust agreement, shareholders' agreement, note agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which it or any of its subsidiaries is or may be bound or to which any of their respective properties may be subject; (C) any United States statute, rule or regulation of any regulatory body or administrative agency or other governmental agency or body, domestic or foreign, having jurisdiction over the U.S. Subsidiaries or, to the best of such counsel's knowledge, the Company and any of its other subsidiaries, or any of their respective activities or properties; or
         (D) to the best of such counsel's knowledge, (1) any judgment, decree or order of any government, arbitrator, court, regulatory body or administrative agency or other governmental agency or body, domestic or foreign, having such jurisdiction, and (2) no consent, approval, authorization or order of any court, regulatory body or administrative agency or other governmental agency or body, domestic or foreign, has been or is required for the Company's performance of this Agreement or the consummation of the transactions contemplated hereby, except such as have been obtained under the Act or may be required under state securities or blue sky laws in connection with the purchase and distribution by the Underwriters of the Shares;

                        (vi) To the best of such counsel's knowledge, (A) the conduct of the businesses of the Company and its subsidiaries is not in violation of any United States federal, state or local statute, administrative regulation or other law, which violation is likely to have a Material Adverse Effect; and (B) each of the Company and its subsidiaries has obtained all licenses, permits, franchises, certificates and other authorizations from United States state, federal and other regulatory authorities as are necessary or required for the ownership, leasing and operation of its properties and the conduct of its business as presently conducted and as contemplated in the Prospectus, except where the failure to obtain any such license, permit, franchise, certificate or other authorization would not be likely to have a Material Adverse Effect;


                        (vii) To the best of such counsel's knowledge, assuming no relevant prohibitions exist under the respective Articles of Association, Memorandum of Association or laws or judgments, orders or decrees of judicial, administrative or governmental agencies of the jurisdiction of organization of each of the Company's subsidiaries that are not the U.S. Subsidiaries, no subsidiary of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such subsidiary's capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary's property (subject to the respective lessor's consent, if applicable) or assets to the Company or any other subsidiary of the Company, except as described in or contemplated by the Prospectus and except with respect to laws or regulations setting forth solvency or other requirements for the paying of such dividends or making of such other distributions;

                        (viii) To the best of such counsel's knowledge, except as described in the Prospectus, no claims have been asserted against the Company or any of its subsidiaries by any person to the use of any Rights or challenging or questioning the validity or effectiveness of any Rights;

                        (ix) Each of the Company and its subsidiaries owns, or is licensed or otherwise has sufficient rights to use, the "Steiner" and "Elemis" trademarks (the "Trademarks") as used in, or necessary for, the conduct of its business as described in the Prospectus in the territories identified in the schedules to such opinion. Upon appropriate transfer of the "La Therapie" trademark to the Company or any of its subsidiaries and upon an application for the registration of such transfer being made to the trademark registration authorities, each of the Company and its subsidiaries will have sufficient rights to use the "La Therapie" trademark in the conduct of its business as described in the Prospectus in the territories identified in the schedules to such opinion. To the best of such counsel's knowledge, except as described in the Prospectus, no claims have been asserted against the Company or any of its subsidiaries by any person to the use of any such Trademarks or challenging or questioning the validity or effectiveness of any such Trademarks. The use, in connection with the business and operations of the Company and its subsidiaries, of such Trademarks in the territories identified in the schedules to such opinion does not, to the best of such counsel's knowledge, infringe on the rights of any person;

                        (x) The Company is not an "investment company" under the Investment Company Act of 1940, as amended;


                        (xi) With respect to judicial proceedings arising out of or relating to this Agreement, each of the Company and the Selling Shareholder has validly and irrevocably submitted to the jurisdiction of any United States state or federal court of competent jurisdiction located in the State of New York, has validly and irrevocably waived any objection to the venue of a proceeding in any such court, and has validly and irrevocably appointed CT Corporation as its or his authorized agent for the purpose described in Section 16 of this Agreement; and service of process in the manner set forth in Section 16 of this Agreement will be effective to confer valid personal jurisdiction over the Company and the Selling Shareholder; and


                        (xii) The Share Splits were effected in compliance with
         (A) all applicable United States federal, state and local securities or other laws and (B) the requirements of the Nasdaq Stock Market.

                  In addition, such counsel shall state that in the course of the preparation of the Registration Statement and the Prospectus, such counsel has participated in conferences with officers and representatives of the Company and with the Company's independent public accountants, at which conferences such counsel made inquiries of such officers, representatives and accountants and discussed the contents of the Registration Statement and the

Prospectus and (without taking any further action to verify independently the statements made in the Registration Statement and the Prospectus and, except as stated in the foregoing opinion, without assuming responsibility for the accuracy, completeness or fairness of such statements) nothing has come to such counsel's attention that causes such counsel to believe that either the Registration Statement as of the date it is declared effective and as of the Closing Date or the Prospectus as of the date thereof and as of the Closing Date contained or contains any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading (it being understood that such counsel need not express any opinion with respect to the financial statements, schedules and other financial data included in the Registration Statement or the Prospectus).

                  In rendering any such opinion, such counsel may rely, as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company and of governmental and public officials and, as to intellectual property (to the extent satisfactory in form and scope to counsel for the Underwriters) such counsel may rely upon or substitute the opinion of Wildbore & Gibbons.

                  References to the Registration Statement and the Prospectus in this paragraph (d) shall include any amendment or supplement thereto at the date of such opinion.

                  (e) On the Closing Date the Underwriters shall have received the opinion, dated the Closing Date, of Harry B. Sands & Company, Nassau, The Bahamas, counsel for the Company, addressed to the Underwriters (and stating that it may be relied upon by counsel for the Underwriters), to the effect set forth below.

                        (i) Each of Cosmetics Limited, Steiner Transocean Limited, Steiner Spa Resorts Limited, EBSC International Limited and Spa Resources Limited, the subsidiaries of the Company organized under the laws of The Bahamas (the "Bahamian Subsidiaries"), is a duly incorporated and validly existing corporation in good standing under the laws of its jurisdiction of incorporation with full power and authority (corporate and other) to own or lease its properties and to conduct its business as described in the Prospectus;

                        (ii) The issued shares of capital stock of each of the Bahamian Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and are owned beneficially by the Company, directly or indirectly through one or more subsidiaries of the Company, free and clear of any perfected security interests or, to the best knowledge of such counsel, any other security interest, liens, encumbrances, equities or claims; and, to the best knowledge of such counsel, except for the shares of stock of each of the subsidiaries of the Company owned by the Company or any such subsidiaries, neither the Company nor any such subsidiary owns any shares of stock or any other equity securities of any corporation or has any equity interest in any firm, partnership, association or other entity, except as described in or contemplated by the Prospectus;

                        (iii) The Company has been duly incorporated and is validly existing as a corporation and is validly existing and in good standing under the International Business Companies Act, 1989, of The Bahamas, is duly qualified to do business as a foreign corporation and has full corporate power and authority to own its properties and conduct its business as described in the Registration Statement;


                        (iv) The Company has authorized capital stock as set forth in the Prospectus; the securities of the Company conform in all material respects to the description thereof contained in the Prospectus; the outstanding Common Shares have been duly authorized and validly issued by the Company, are fully paid and nonassessable, and are free of any preemptive or other rights to subscribe for any of the Shares; the certificate(s) evidencing the Common Shares to be delivered by the Selling Shareholder hereunder are in due and proper form under Bahamian law; neither the Memorandum of Association nor Articles of Association of the Company, nor, to such counsel's knowledge, any agreement to which the Company is a party, contains any restriction upon the voting or transfer of any of the shares of capital stock of the Company (including the Shares) except such restrictions as may be imposed by federal and state securities laws or as may be expressly described in the Prospectus; except for the shares of stock of each of the subsidiaries of the Company owned by the Company or any such subsidiaries, neither the Company nor any such subsidiary owns any shares of stock or any other equity securities of any corporation or has any equity interest in any firm, partnership, association or other entity, except as described in or contemplated by the Prospectus; and there are no shares of preferred stock of any series issued and outstanding;


                        (v) The Company has the corporate power and authority to enter into and perform its obligations under this Agreement; this Agreement has been duly and validly authorized by all necessary corporate action by the Company, has been duly and validly executed and delivered by and on behalf of the Company, and is a valid and binding Agreement of the Company, enforceable against the Company in accordance with its terms, except to the extent that (i) the validity and binding effect and enforcement of this Agreement may be limited by any applicable bankruptcy, reorganization, moratorium or similar laws of general application, (ii) availability of equitable remedies may be limited by principles of equity, whether considered in a proceeding at law or in equity and (iii) the terms hereof may be limited by applicable United States securities law and policies embodied therein; and no approval, authorization, order, consent, registration, filing, qualification, license or permit of or with any Bahamian court, regulatory, administrative or other Bahamian governmental body is required for the execution and delivery of this Agreement by the Company or the consummation of the transactions contemplated by this Agreement;

                        (vi) None of the execution, delivery or performance of this Agreement by the Company and the consummation of the transactions contemplated herein, conflicts or will conflict with or results or will result in any breach or violation of any of the terms or provisions of, or constitutes or will constitute a default under, causes or will cause (or permits or will permit) the maturation or acceleration of any liability or obligation or termination of any right under, or result in the creation or imposition of any lien, charge or encumbrance upon, any property or assets of the Company or any of its subsidiaries pursuant to the terms of (A) the respective Memorandum of Association, Articles of Association, Articles of Organization, certificate of incorporation or by-laws or other governing instruments of the Company or any of the Bahamian Subsidiaries; (B) to the best of such counsel's knowledge, any indenture, mortgage, deed of trust, voting trust agreement, shareholders' agreement, note agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which it or any of its subsidiaries is or may be bound or to which any of their respective properties may be subject; (C) any Bahamian statute, rule or regulation of any regulatory body or administrative agency or other governmental agency or body, domestic or foreign, having jurisdiction over the Company or the Bahamian Subsidiaries or, to the best of such counsel's knowledge, any of its other subsidiaries, or any of their respective activities or properties; or (D) to the best of such counsel's knowledge, (1) any judgment, decree or order of any government, arbitrator, court, regulatory body or administrative agency or other governmental agency or body, domestic or foreign, having such jurisdiction, and (2) no consent, approval, authorization or order of any court, regulatory body or administrative agency or other governmental agency or body, domestic or foreign, has been or is required for the Company's performance of this Agreement or the consummation of the transactions contemplated hereby (other than pursuant to United States federal securities, state securities or blue sky laws or regulations, as to which such counsel need not express any opinion);

                        (vii) The choice of New York law to govern this Agreement constitutes a valid choice of law insofar as the law of The Bahamas is concerned. The submission by the Company to the non-exclusive jurisdiction of any federal or state court in the Borough of Manhattan, New York, New York is a valid submission insofar as the law of The Bahamas is concerned; and a judgment granted by a foreign court against the Company may be enforced in The Bahamas without a retrial on the merits of the matter;

                        (viii) The Company has the corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus, and the conduct of such business does not violate the provisions of its Memorandum of Association or Articles of Association or any applicable law, regulation, order or decree in The Bahamas;

                        (ix) No Bahamian Subsidiary is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such subsidiary's capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary's property or assets to the Company or any other subsidiary of the Company, except as described in or contemplated by the Prospectus;

                        (x) Neither the Memorandum of Association or Articles of Association of the Company nor any applicable Bahamian law, regulation or decree imposes any preemptive or similar rights on the issuance and sale of Common Shares by the Company;

                        (xi) The certificates evidencing the Common Shares are in due and proper form and comply with all applicable statutory requirements of The Bahamas;

                        (xii) To the best of such counsel's knowledge, there are no legal or governmental proceedings pending in The Bahamas to which the Company is a party or by which any of its property is subject;

                        (xiii) The statements in the Prospectus under "Risk Factors -- Possible Changes in the Taxation of Steiner Leisure," "Risk Factors -- We are Not a United States Company and, as a Result, There are Special Risks" and "Taxation -- Certain Bahamian and Other Tax Considerations," to the extent that they constitute a description of the laws and regulations of The Bahamas, or its respective agencies, authorities or other governmental bodies, or documents, or proceedings or conclusions of Bahamian law, are correct in all material respects;

                        (xiv) No filing with, or consent, approval, authorization, order, registration, qualification or decree of, any court or governmental authority or body in The Bahamas is necessary or required to be obtained by the Company in connection with its obligations under this Agreement or the performance of the transactions contemplated hereby;

                        (xv) Under the laws of The Bahamas, no holder of any of the Shares or Common Shares of the Company outstanding after completion of the offering contemplated by this Agreement is or will be subject to any liability in The Bahamas in respect of any liability of the Company by virtue of holding any such Shares or Common Shares. There are no restrictions under Bahamian law on (i) transfer of any of the Shares or Common Shares or (ii) the rights of any holders of the Shares or Common Shares of the Company to vote their shares in accordance with the Memorandum of Association or Articles of Association of the Company; and

                        (xvi) The Share Splits were effected in compliance with the provisions of the Company's Memorandum of Association and Articles of Association and in compliance with all applicable Bahamian federal, state or local corporate, securities and other laws.

                  In addition, such counsel shall state that in the course of the preparation of the Registration Statement and the Prospectus, such counsel has participated in conferences with officers and representatives of the Company and with the Company's independent public accountants, at which conferences such counsel made inquiries of such officers, representatives and accountants and discussed the contents of the Registration Statement and the Prospectus and (without taking any further action to verify independently the statements made in the Registration Statement and the Prospectus and, except as stated in the foregoing opinion, without assuming responsibility for the accuracy, completeness or fairness of such statements) nothing has come to such counsel's attention that causes such counsel to believe that either the Registration Statement as of the date it is declared effective and as of the Closing Date or the Prospectus as of the date thereof and as of the Closing Date contained or contains any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading (it being understood that such counsel need not express any opinion with respect to the financial statements, schedules and other financial data included in the Registration Statement or the Prospectus).

                  In rendering any such opinion, such counsel may rely, as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company and public officials.

                  References to the Registration Statement and the Prospectus in this paragraph (e) shall include any amendment or supplement thereto at the date of such opinion.

                  (f) On the Closing Date the Underwriters shall have received the opinion, dated the Closing Date, of SPR Avery, Midgen & Co., United Kingdom counsel for the Company, addressed to the Underwriters (and stating that it may be relied upon by counsel for the Underwriters), to the effect set forth below.

                        (i) Each of Elemis Limited, Steiner Training Limited, E.J. Contracts Limited, Emma Steiner Limited and Steiner Group Limited (the "U.K. Subsidiaries") has been duly incorporated, is validly existing as a company under the laws of England and Wales, has full power and authority (corporate or other) to own or lease its properties (if any) and to conduct its business as described in the Prospectus, and is in good standing in each jurisdiction:

                             (A) in which the conduct of its business or its
                  ownership or leasing of property requires such qualification (except for those jurisdictions in which the failure so to qualify can be cured without having a Material Adverse Effect) and

                             (B) in which it owns or leases property;

                        (ii) The issued share capital of each of the U.K. Subsidiaries has been duly authorized and validly issued, is fully paid and not subject to calls for additional payments of any kind, and is beneficially owned by the Company, directly or indirectly through one or more subsidiaries of the Company, free and clear of any perfected security interests or, to the best knowledge of such counsel, any other security interests, liens, encumbrances, equities or

                  (i) On the Closing Date, the Underwriters shall have received a certificate, dated the Closing Date, of the principal executive officer, the principal operating officer and the principal financial or accounting officer of the Company to the effect that each of such persons has carefully examined the Registration Statement and the Prospectus and any amendments or supplements thereto and this Agreement, and that:

                        (i) The representations and warranties of the Company in this Agreement are true and correct in all material respects, as if made on and as of the Closing Date, and the Company has complied with all agreements and covenants and satisfied all conditions contained in this Agreement on its part to be performed or satisfied at or prior to the Closing Date;

                        (ii) No stop order suspending the effectiveness of the Registration Statement has been issued, and no proceedings for that purpose have been instituted or are pending or, to the best knowledge of each of such persons, are contemplated or threatened under the Act and any and all filings required by Rule 424, Rule 430A, Rule 434 and Rule 462(b) have been timely made;

                        (iii) The Registration Statement and Prospectus and, if any, each amendment and each supplement thereto, contain all statements and information required to be included therein, and neither the Registration Statement nor any amendment thereto includes any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading and neither the Prospectus (or any supplement thereto) or any Preliminary Prospectus includes or included any untrue statement of a material fact or omits or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

                        (iv) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus up to and including the Closing Date, neither the Company nor any of its subsidiaries has incurred, other than in the ordinary course of its business, any material liabilities or obligations, direct or contingent; neither the Company nor any of the subsidiaries has purchased any of its outstanding capital stock or paid or declared any dividends or other distributions on its capital stock; neither the Company nor any of the subsidiaries has entered into any transactions not in the ordinary course of business; and there has not been any change in the capital stock or consolidated long-term debt or any increase in the consolidated short-term borrowings (other than any increase in short-term borrowings in the ordinary course of business) of the Company or any change to the business properties, assets, net worth, condition (financial or other), results of operations or prospects of the Company and its subsidiaries taken as a whole which would have a Material Adverse Effect; neither the Company nor any of its subsidiaries has sustained any material loss or damage to its property or assets, whether or not insured; there is no litigation which is pending or threatened against the Company or any of its subsidiaries which is required under the Act or the Rules and Regulations to be set forth in an amended or supplemented Prospectus which has not been set forth; and there has not occurred any event required to be set forth in an amended or supplemented Prospectus which has not been set forth therein, and there has been no document required to be filed under the Exchange Act and the rules and regulations thereunder that upon such filing would be deemed incorporated by reference into the Prospectus that has not been filed; and

                        (v) Neither the Company nor any of the Bahamian Subsidiaries transact any business, except for written or oral agreements with parties outside of The Bahamas, or own any real or other property outside of The Bahamas, other than the capital shares or membership interests of the Company's subsidiaries, and except as related to the Company's maritime operations as described in the Prospectus.

                  References to the Registration Statement and the Prospectus in this paragraph (i) are to such documents as amended and supplemented at the date of the certificate.

         (j) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus up to and including the Closing Date there has not been (i) any change or decrease specified in the letter or letters referred to in paragraph (h) of this Section 7 or (ii) any change, or any development involving a prospective change, in the business or properties of the Company or its subsidiaries which change or decrease in the case of clause (i) or change or development in the case of clause (ii) makes it impractical or inadvisable in the Representatives' judgment to proceed with the public offering or the delivery of the Shares as contemplated by the Prospectus.

         (k) No order suspending the sale of the Shares in any jurisdiction designated by you pursuant to Section 5(a)(iii)(A) hereof has been issued on or prior to the Closing Date and no proceedings for that purpose have been instituted or, to your knowledge or that of the Company, have been or are contemplated.

         (l) On the Closing Date, the Underwriters shall have received the opinion, dated the Closing Date, of Harry B. Sands & Company in its capacity as counsel for the Selling Shareholder, addressed to the Underwriters (and stating that it may be relied upon by counsel for the Underwriters), to the effect set forth below:

                        (i) The Selling Shareholder has full legal right, power and authority to enter into this Agreement and to sell, assign, transfer and deliver the Shares in the manner provided herein; this Agreement has been duly executed and delivered by the Selling Shareholder; and this Agreement, assuming due authorization, execution and delivery by each other party hereto and further assuming it is a valid and binding agreement of each of the Underwriters, is a valid and binding agreement of the Selling Shareholder enforceable against the Selling Shareholder in accordance with its terms (except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws now or hereafter in effect relating to or affecting creditors' rights generally and by general principles of equity relating to the availability of remedies and except as rights to indemnity and contribution may be limited by federal or state securities laws and the public policy underlying such laws);

                        (ii) None of the execution, delivery or performance of this Agreement by the Selling Shareholder and the consummation by the Selling Shareholder of the transactions herein contemplated, conflict with or result in a breach of, or default under any indenture, mortgage, deed of trust, voting trust agreement, shareholders' agreement, note agreement or other agreement or other instrument known to such counsel to which the Selling Shareholder is a party or by which the Selling Shareholder is bound or to which any of the property of the Selling Shareholder is subject, and nothing has come to such counsel's attention which causes such counsel to believe that such actions will result in any violation of any law, rule, administrative regulation or court decree applicable to the Selling Shareholder (other than state securities or blue sky laws or regulations, as to which such counsel need not express any opinion);


                        (iii) Upon the delivery of the Shares to be sold hereunder by the Selling Shareholder and payment therefor in accordance with the terms of this Agreement and assuming that each of the Underwriters that has severally purchased such Shares acquires such Shares without notice of any adverse claim (within the meaning of the Uniform Commercial Code), such Underwriter will have acquired all of the rights of the Selling Shareholder to the Shares sold by the Selling Shareholder hereunder, and in addition will have acquired title to such Shares free and clear of any adverse claim; and


                        (iv) The provisions as to the submission to jurisdiction, waiver or any objection to venue and appointment of agents for service of process, in each case by the Selling Shareholder as set forth in this Agreement, are valid and binding under the law of the jurisdiction where the Selling Shareholder resides.

                           References to the Registration Statement and the Prospectus in this paragraph (l) shall include any amendment or supplement thereto at the date of such opinion.

         (m) On the Closing Date, the Underwriters shall have received a certificate, dated the Closing Date, from the Selling Shareholder to the effect that the Selling Shareholder has carefully examined the Registration Statement and the Prospectus and this Agreement, and that:

                  (A) The representations and warranties of the Selling Shareholder in this Agreement are true and correct, as if made at and as of the Closing Date, and the Selling Shareholder has complied with all the agreements and satisfied all the conditions to be performed or satisfied by the Selling Shareholder at or prior to the Closing Date; and

                  (B) The Registration Statement and Prospectus and, if any, each amendment and each supplement thereto, contain all statements required to be included therein regarding the Selling Shareholder, and none of the Registration Statement nor any amendment thereto includes any untrue statement of a material fact regarding the Selling Shareholder or omits to state any material fact regarding the Selling Shareholder required to be stated therein or necessary to make the statements therein regarding the Selling Shareholder not misleading, and neither the Prospectus (and any supplements thereto) or any Preliminary Prospectus includes or included any untrue statement of a material fact regarding the Selling Shareholder or omits or omitted to state a material fact regarding the Selling Shareholder required to be stated therein or necessary in order to make the statements therein regarding the Selling Shareholder, in light of the circumstances under which they were made, not misleading.

         (n) The Company and the Selling Shareholder shall have furnished the Underwriters with such further opinions, letters, certificates or documents as you or counsel for the Underwriters may reasonably request. All opinions, certificates, letters and documents to be furnished by the Company and the Selling Shareholder will comply with the provisions hereof only if they are reasonably satisfactory in all material respects to the Underwriters and to counsel for the Underwriters. The Company and the Selling Shareholder shall furnish the Underwriters with conformed copies of such opinions, certificates, letters and documents in such quantities as you reasonably request. The certificates delivered under this Section 7 shall constitute representations, warranties and agreements of the Company and the Selling Shareholder, as the case may be, as to all matters set forth therein as fully and effectively as if such matters had been set forth in Section 2 of this Agreement.

         (o) The Shares have been duly authorized for quotation on the Nasdaq Stock Market.

         (p) The Representatives shall have received instructions of the Selling Shareholder with respect to payment of the net proceeds from the sale of Common Shares by the Selling Shareholder.

         8.       INDEMNIFICATION.

         (a) The Company and the Selling Shareholder, jointly and severally, agree to indemnify and hold harmless each Underwriter and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Act or
Section 20 of the Exchange Act, against any and all losses, claims, damages or liabilities, joint or several (and actions in respect thereof), to which such Underwriter or such controlling person may become subject, under the Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement made by the Company or the Selling Shareholder in Section 2 of this Agreement or therein a material fact required to be stated therein or necessary to make the statements not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with information furnished in writing by that Underwriter through the Representatives to the Company expressly for use therein; and will reimburse, as incurred, all legal or other expenses reasonably incurred by the Company and/or, as the case may be, the Selling Shareholder, director, officer or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action. The Company and the Selling Shareholder acknowledge that the statements with respect to the public offering of the Shares set forth in the third paragraph under the heading "Underwriting" and the first sentence of the third paragraph from the end of such section, to the extent that it relates to the Underwriters, and the last paragraph on the cover page of the Prospectus have been furnished by the Underwriters to the Company expressly for use therein and constitute the only information furnished in writing by or on behalf of the Underwriters for inclusion in the Prospectus. The indemnity agreement contained in this subsection (b) shall be in addition to any liability which the Underwriters may otherwise have.


         (c) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against one or more indemnifying parties under this Section 8, notify such indemnifying party or parties of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under subsection (a) or (b) of this Section 8 or to the extent that the indemnifying party was not adversely affected by such omission. In case any such action is brought against an indemnified party and it notifies an indemnifying party or parties of the commencement thereof, the indemnifying party or parties against which a claim is to be made will be entitled to participate therein and, to the extent that it or they may wish, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; PROVIDED, HOWEVER, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party has reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and otherwise to participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses (other than the reasonable costs of investigation) subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party has employed such counsel in connection with the assumption of such different or additional legal defenses in accordance with the proviso to the immediately preceding sentence, (ii) the indemnifying party has not employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, or (iii) the indemnifying party has authorized in writing the employment of counsel for the indemnified party at the expense of the indemnifying party.

         (d) If the indemnification provided for in this Section 8 is unavailable or insufficient to hold harmless an indemnified party under paragraph (a) or (b) above in respect of any losses, claims, damages, expenses or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) (i) in such proportion as is appropriate to reflect the relative benefits received by each of the contributing parties, on the one hand, and the party to be indemnified, on the other hand, from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of each of the contributing parties, on the one hand, and the party to be indemnified, on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. In any case where the Company and/or the Selling Shareholder are contributing parties and the Underwriters are the indemnified party, the relative benefits received by the Company and/or the Selling Shareholder, on the one hand, and the Underwriters, on the other, shall be deemed to be in the same proportion as the proceeds from the offering of the Shares (before deducting expenses) bear to the total underwriting discounts received by the Underwriters hereunder, in each case as set forth on the cover page of the Prospectus. Relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Shareholder or by the Underwriters, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this paragraph (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this paragraph (d), the Underwriters shall not be required to contribute any amount in excess of the underwriting discount applicable to the Shares purchased by the Underwriters hereunder. The Underwriters' obligations to contribute pursuant to this paragraph (d) are several in proportion to their respective underwriting obligations, and not joint. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this paragraph (d), (i) each person, if any, who controls an Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Underwriter and (ii) each director of the Company, each officer of the Company who has signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act and the Selling Shareholder shall have the same rights to contribution as the Company, subject in each case to this paragraph (d). Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect to which a claim for contribution may be made against another party or parties under this paragraph (d), notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any other obligation (x) it or they may have hereunder or otherwise than under this paragraph (d) or (y) to the extent that such party or parties were not adversely affected by such omission. The contribution agreement set forth above shall be in addition to any liabilities which any indemnifying party may otherwise have.

         9. RIGHT TO INCREASE OFFERING. At any time during a period of 30 days from the date of the Prospectus, the Underwriters, by no less than two business days prior notice to the Selling Shareholder and the Company, may designate a closing (which may be concurrent with, and part of the closing on the Closing Date with respect to the Firm Shares or may be a second closing held on a date subsequent to the Closing Date, in either case such date shall be referred to herein as the "Option Closing Date") at which the Underwriters may purchase all or less than all of the Additional Shares in accordance with the provisions of this Section 9 at the purchase price per share to be paid for the Firm Shares. In no event shall the Option Closing Date be later than 10 business days after written notice of the election to purchase Additional Shares is given.

            The Selling Shareholder agrees to sell to the several Underwriters on the Option Closing Date the number of Additional Shares specified in such notice and the Underwriters agree severally, and not jointly, to purchase such Additional Shares on the Option Closing Date. Such Additional Shares shall be purchased for the account of each Underwriter in the same proportion as the number of Firm Shares set forth opposite the name of such Underwriter in
Schedule I bears to the total number of Firm Shares (subject to adjustment by you to eliminate fractions) and may be purchased by the Underwriters only for the purpose of covering over-allotments made in connection with the sale of the Firm Shares.

            No Additional Shares shall be sold or delivered unless the Firm Shares previously have been, or simultaneously are, sold and delivered. The right to purchase the Additional Shares or any portion thereof may be surrendered and terminated at any time upon notice by you to the Selling Shareholder.

            Except to the extent modified by this Section 9, all provisions of this Agreement relating to the transactions contemplated to occur on the Closing Date for the sale of the Firm Shares shall apply, MUTATIS MUTANDIS, to the Option Closing Date for the sale of the Additional Shares.

         10. REPRESENTATIONS, ETC. TO SURVIVE DELIVERY. The respective representations, warranties, agreements, covenants, indemnities and statements of, and on behalf of, the Company and its officers, the Selling Shareholder and the Underwriters, respectively, set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Underwriters, and will survive delivery of, and payment for, the Shares. Any successors to the Underwriters and successors to other indemnified parties shall be entitled to the indemnity, contribution and reimbursement agreements contained in this Agreement.

         11.      EFFECTIVE DATE AND TERMINATION.

                  (a) This Agreement shall become effective at 11:00 A.M., New York time on the first business day following the date hereof, or at such earlier time after the Registration Statement becomes effective as the Representatives, in their sole discretion, shall release the Shares for the sale to the public unless prior to such time the Representatives shall have received written notice from the Company that they elect that this Agreement shall not become effective, or the Representatives shall have given written notice to the Company that the Representatives on behalf of the Underwriters elect that this Agreement shall not become effective; PROVIDED, HOWEVER, that the provisions of this Section 11 and of
Section 6 and Section 8 hereof shall at all times be effective. For purposes of this Section 11(a), the Shares to be purchased hereunder shall be deemed to have been so released upon the earlier of notification by the Representatives to securities dealers releasing such Shares for offering or the release by the Representatives for publication of the first newspaper advertisement which is subsequently published relating to the Shares.

                  (b) This Agreement (except for the provisions of Sections 6 and 8 hereof) may be terminated by the Representatives by notice to the Company in the event that the Company or the Selling Shareholder has failed to comply in any material respect with any of the provisions of this Agreement required on their respective parts to be performed at or prior to the Closing Date or the Option Closing Date, or if any of the representations or warranties of the Company or the Selling Shareholder are not accurate in any material respect or if the covenants, agreements or conditions of, or applicable to the Company or the Selling Shareholder herein contained have not been complied with in any material respect or materially satisfied within the time specified on the Closing Date or the Option Closing Date, respectively, or if prior to the Closing Date or the Option Closing Date:

                        (i) the Company or any of its subsidiaries shall have sustained a loss by strike, fire, flood, accident or other calamity of such a character as to interfere materially with the conduct of the business and operations of the Company and its subsidiaries taken as a whole regardless of whether or not such loss was insured;

                        (ii) trading in the Common Shares shall have been suspended by the Commission, the Nasdaq Stock Market or trading in securities generally on the New York or American Stock Exchange or the Nasdaq Stock Market shall have been suspended or a material limitation on such trading shall have been imposed or minimum or maximum prices shall have been established on any such exchange or market system;

                        (iii) a banking moratorium shall have been declared by Bahamian, New York or United States authorities;

                        (iv) there shall have been an outbreak or escalation of hostilities between the United States and any foreign power or an outbreak or escalation of any other insurrection or armed conflict involving the United States; or

                        (v) there shall have been a material adverse change in
         (A) general economic, political or financial conditions or (B) the present or prospective business or condition (financial or other) of the Company and its subsidiaries taken as a whole that, in each case, in the Representatives' judgment makes it impracticable or inadvisable to make or consummate the public offering, sale or delivery of the Shares on the terms and in the manner contemplated in the Prospectus and the Registration Statement.

                  (c) Termination of this Agreement under this Section 11 or
Section 12 after the Firm Shares have been purchased by the Underwriters hereunder shall be applicable only to the Additional Shares. Termination of this Agreement shall be without liability of any party to any other party other than as provided in Sections 6 and 8 hereof.

         12. SUBSTITUTION OF UNDERWRITERS. If one or more of the Underwriters shall fail or refuse (otherwise than for a reason sufficient to justify the termination of this Agreement under the provisions of Section 7 or 11 hereof) to purchase and pay for (a) in the case of the Closing Date, the number of Firm Shares agreed to be purchased by such Underwriter or Underwriters upon tender to you of such Firm Shares in accordance with the terms hereof or (b) in the case of the Option Closing Date, the number of Additional Shares agreed to be purchased by such Underwriter or Underwriters upon tender to you of such Additional Shares in accordance with the terms hereof, and the number of such Shares shall not exceed 10% of the Firm Shares or Additional Shares required to be purchased on the Closing Date or the Option Closing Date, as the case may be, then, each of the non-defaulting Underwriters shall purchase and pay for (in addition to the number of such Shares which it has severally agreed to purchase hereunder) that proportion of the number of Shares which the defaulting Underwriter or Underwriters shall have so failed or refused to purchase on such Closing Date or Option Closing Date, as the case may be, which the number of Shares agreed to be purchased by such non-defaulting Underwriter bears to the aggregate number of Shares so agreed to be purchased by all such non-defaulting Underwriters on such Closing Date or Option Closing Date, as the case may be. In such case, you shall have the right to postpone the Closing Date or the Option Closing Date, as the case may be, to a date not exceeding seven full business days after the date originally fixed as such Closing Date or the Option Closing Date, as the case may be, pursuant to the terms hereof in order that any necessary changes in the Registration Statement, the Prospectus or any other documents or arrangements may be made.

         If one or more of the Underwriters shall fail or refuse (otherwise than for a reason sufficient to justify the termination of this Agreement under the provisions of Section 7 or 11 hereof) to purchase and pay for (a) in the case of the Closing Date, the number of Firm Shares agreed to be purchased by such Underwriter or Underwriters upon tender to you of such Firm Shares in accordance with the terms hereof or (b) in the case of the Option Closing Date, the number of Additional Shares agreed to be purchased by such Underwriter or Underwriters upon tender to you of such Additional Shares in accordance with the terms hereof, and the number of such Shares shall exceed 10% of the Firm Shares or Additional Shares required to be purchased by all the Underwriters on the Closing Date or the Option Closing Date, as the case may be, then (unless within 48 hours after such default arrangements to your satisfaction shall have been made for the purchase of the defaulted Shares by an Underwriter or Underwriters) and subject to the provisions of Section 11(b) hereof, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or on the part of the Company or the Selling Shareholder except as otherwise provided in Sections 6 and 8 hereof. As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this paragraph. Nothing in this Section 12, and no action taken hereunder, shall relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

         13. NOTICES. All communications hereunder shall be in writing and if sent to the Representatives shall be mailed or delivered or sent by facsimile and confirmed by letter c/o ING Baring Furman Selz LLC at 55 East 52nd Street, New York, New York 10055, Attention: Syndicate Department (facsimile number
(212) 309-8274), with a copy to Fulbright & Jaworski L.L.P., 666 Fifth Avenue, New York, New York 10103, Attention: Neil Gold, Esq. (facsimile number (212) 752-5958), or, if sent to the Company, shall be mailed or delivered or sent by facsimile and confirmed by letter to the Company at Suite 104A, Saffrey Square, P.O. Box N-9306, Nassau, The Bahamas, Attention: Clive E. Warshaw (facsimile number (809) 356-6260), with a copy to Kelley Drye & Warren LLP, 1200 19th Street NW, Suite 500, Washington, DC 20036, Attention: Robert C. Boehm, P.A. (facsimile number (202) 955-9792), or if sent to the Selling Shareholder, shall be mailed or delivered or sent by facsimile and confirmed by letter to Clive E. Warshaw, c/o Steiner Leisure Limited, Suite 104A, Saffrey Square, P.O. Box N-9306, Nassau, The Bahamas (facsimile number (809) 356-6260), with a copy to Kelley Drye & Warren LLP, 1200 19th Street NW, Suite 500, Washington, DC 20036,
Attention: Robert C. Boehm, P.A. (facsimile number (202) 955-9792).

         14. SUCCESSORS. This Agreement shall inure to the benefit of and be binding upon the Company, the Selling Shareholder and each Underwriter and the Company's, the Selling Shareholder's and each Underwriter's respective successors and legal representatives, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person, except that the representations, warranties, indemnities and contribution agreements of the Company and the Selling Shareholder contained in this Agreement shall also be for the benefit of any person or persons, if any, who control any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and except that the Underwriters' indemnity and contribution agreements shall also be for the benefit of the directors of the Company, the officers of the Company who have signed the Registration Statement, the Selling Shareholder and any person or persons, if any, who control the Company or the Selling Shareholder within the meaning of Section 15 of the Act or Section 20 of the Exchange Act. No purchaser of Shares from the Underwriters will be deemed a successor because of such purchase.

         15. APPLICABLE LAW; JURISDICTION. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the choice of law or conflict of law principles thereof. Each party hereto consents to the jurisdiction of each court in which any action is commenced seeking indemnity or contribution pursuant to Section 8 above and agrees to accept, either directly or through an agent, service of process of each such court.

         16. CONSENT TO JURISDICTION AND SERVICE OF PROCESS. In addition to the provisions of Section 15, all judicial proceedings arising out of or relating to this Agreement may be brought in any state or federal court of competent jurisdiction in the State of New York, and by execution and delivery of this Agreement, each of the Company and the Selling Shareholder accepts for itself and himself and in connection with its or his properties, generally, unconditionally and irrevocably, the nonexclusive jurisdiction of the aforesaid courts and irrevocably waives any objection to the venue of a proceeding in any such court or any defense of forum non conveniens and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement. Each of the Company and the Selling Shareholder designates and appoints CT Corporation System, 1633 Broadway, New York, New York 10019, and such other persons located in the United States as may hereafter be selected by the Company or the Selling Shareholder, as the case may be, agreeing in writing to so serve, as its or his agent to receive on its or his behalf service of all process in any such proceedings in any such court, such service being hereby acknowledged by the Company and the Selling Shareholder to be effective and binding service in every respect. A copy of any such process so served shall be mailed by registered mail to the Company or the Selling Shareholder, as the case may be, as provided in Section 13 hereof; PROVIDED, HOWEVER, that, unless otherwise provided by applicable law, any failure to mail such copy shall not affect the validity of service of such process. If any agent appointed by the Company or the Selling Shareholder refuses to accept service, the Company and the Selling Shareholder hereby agree that service of process sufficient for personal jurisdiction in any action against the Company or the Selling Shareholder, as the case may be, in the State of New York may be made by registered or certified mail, return receipt requested, to the Company or the Selling Shareholder, as the case may be, as provided in Section 13 hereof, and each of the Company and the Selling Shareholder hereby acknowledges that such service shall be effective and binding in every respect. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of any Underwriter to bring proceedings against the Company or the Selling Shareholder in the courts of any other jurisdiction.

         17. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which together shall be deemed to be one and the same instrument.

         If the foregoing correctly sets forth our understanding, please indicate the Underwriters' acceptance thereof in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between us.



                                        Very truly yours,

                                        STEINER LEISURE LIMITED


                                        By: _______________________________
                                            Name:  Leonard I. Fluxman
                                            Title: President and
                                                   Chief Operating Officer



                                        SELLING SHAREHOLDER

                                        By: _______________________________
                                            Clive E. Warshaw


Accepted as of the date first above written:

ING BARING FURMAN SELZ LLC
RAYMOND JAMES & ASSOCIATES, INC.
WILLIAM BLAIR & COMPANY, L.L.C.


By:  ING Baring Furman Selz LLC
Acting on its own behalf and as one of
the several Underwriters referred to in
the foregoing Agreement



By: _______________________________
    Name:
    Title:

                                                                    SCHEDULE I

                                  UNDERWRITERS

                  Underwriting Agreement dated March __, 1999


                                                             Number of Firm
                                                              Shares to be
                                                              Purchased from
                                                               the Selling
                                                               Shareholder
                                                              ---------------
NAME AND ADDRESS
----------------
ING Baring Furman Selz LLC..................................
Raymond James & Associates, Inc.............................
William Blair & Company, L.L.C..............................
                                                                ---------
Total.......................................................    1,500,000
                                                                =========